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                                                                   EXHIBIT 23.9


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation on Form S-4 (File No. 333-64367) of our report relating to the audited financial statements of Direct Broadcast Satellite, a division of Baldwin County Electric Membership Corporation as of December 31, 1997. We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of the Registration Statement.


                         /s/ Jackson Thornton & Co., P.C.

Montgomery, Alabama
November 25, 1998